EXHIBIT 10-1



July 18, 2001




Mr. Terrence McCarthy, Vice President & Treasurer
ASA International Ltd.
10 Speen Street
Framingham, MA 01701


Dear Terry:

    This is to advise that the working capital line of credit in the amount of $1,500,000.00 has been renewed until June 30, 2002 under the terms and conditions of our financing agreements and any subsequent revisions. This renewal is based on performance covenants reestablished on an annual basis. For this fiscal year they are as follows:


                                   Actual at         Required at       Testing
                                   ---------         -----------       -------
                                   FYE 2000          FYE 2001          Frequency
                                   --------          --------          ---------

Minimum TNW                        $6,993M           $6,800M           Quarterly
Maximum Debt/TNW                   1.27:1            2.00:1            Quarterly
Min. Debt Service Coverage         4.55x             1.25x             Annual
Equity must increase by            ($525M)           75%               Annual
75% of Net Income


    Please acknowledge below and return to me as soon as possible.


Very truly yours,


/s/ John R. O'Brien
Vice President




Acknowledged and Agreed:

ASA International Ltd.


/s/ Terrence C. McCarthy                                July 23, 2001
Vice President & Treasurer                                  Date